UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 1, 2023

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 1, 2023, the board of directors of Digital Media Solutions, Inc. (the "Company") appointed Mr. Neil Nguyen as a director of the Company. Mr. Nguyen was also appointed to the boards of directors of Digital Media Solutions, LLC ("DMS LLC"), an indirect subsidiary of the Company, and Digital Media Solutions Holdings, LLC ("DMSH LLC"), an indirect subsidiary of the Company and the parent of DMS LLC. The appointments to the subsidiary boards of directors were undertaken pursuant to the terms of the senior secured credit facility to which DMSH LLC and DMS LLC are parties. The Company has not determined whether Mr. Nguyen will serve on any committees of the Company's board of directors.

Mr. Neil Nguyen is currently serving as the Chief Executive Officer and a member of the board of directors for MediaMath, a Searchlight Capital Partner portfolio company. Prior to joining MediaMath, Mr. Nguyen served as the Global Chief Digital & Data Officer at one of the leading performance marketing media buying agencies, Havas Edge, part of Havas Worldwide. From February 2014 to May 2017, Mr. Nguyen was Chief Executive Officer and President and a member of the board of Sizmek, Inc. Prior to that, he also served as Chief Executive Officer and President and a member of the board of DG, Inc. He was also Group President of Point 360, a post production and content distribution company. He began his career at Getty Images, Inc. in 1997. Mr. Nguyen studied Business Administration, California State University, Northridge. There are no transactions since the beginning of the Company's last fiscal year to which the Company or any of its subsidiaries is a party in which Mr. Nguyen had or is to have a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2023

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel, Executive Vice President of Legal & Compliance and Secretary